SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                   Form 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report: (Date of earliest event reported): June 14, 1996


                             TPI Enterprises, Inc.
            (Exact name of registrant as specified in its charter)



     New Jersey                    0-7961                   22-1899681
     ----------                    ------                   ----------
   (State or other            (Commission File             (IRS Employer
   jurisdiction of                Number)               Identification No.)
   incorporation)

                     3950 RCA Boulevard
                         Suite 5001
                 Palm Beach Gardens, Florida                  33401
                 ---------------------------                  -----
          (Address of principal executive offices)          (Zip Code)

                                (407) 691-8800
                                --------------

             (Registrant's telephone number, including area code)





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Item 5.  Other Events.

         On June 14, 1996, the registrant entered into Amendment No. 1 to Plan of Tax-Free Reorganization under Section 368(a)(1)(C) of the Internal Revenue Code and Agreement with Shoney's, Inc. and TPI Restaurants Acquisition Corporation, a wholly-owned subsidiary of Shoney's, Inc. (the "Amendment"), extending the Termination Date (as defined therein) from June 30, 1996 to August 30, 1996. The Amendment is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

(C)  Exhibits

Exhibit No.

10.1 Amendment No. 1 to Plan of Tax-Free Reorganization under Section 368(a)(1)(C) of the Internal Revenue Code and Agreement dated March 15, 1996 by and among Shoney's, Inc., TPI Restaurants Acquisition Corporation and TPI Enterprises, Inc.





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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TPI ENTERPRISES, INC.



                                        By: /s/ Frederick W. Burford
                                           ---------------------------------
                                            Frederick W. Burford
                                            Executive Vice President, Chief
                                             Financial Officer and Secretary


Date:    June 18, 1996





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                                 EXHIBIT INDEX


Exhibit No.                              Description
- -----------                              -----------

  10.1             Amendment No. 1 to Plan of Tax-Free Reorganization under
                   Section 368(a)(1)(C) of the Internal Revenue Code and Agreement dated March 15, 1996 by and among Shoney's, Inc., TPI Restaurants Acquisition Corporation and TPI Enterprises, Inc.